UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2016
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Executive Officer Equity Awards

On November 14, 2016, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of Post Holdings, Inc. (the “Company”) approved awards of non-qualified stock options to certain executive officers under the Post Holdings, Inc. 2016 Long-Term Incentive Plan (the “Plan”), with an exercise price of $71.32, the closing market price of the Company’s common stock on the date of grant. These stock options vest in equal annual installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreements. The following table sets forth the non-qualified stock options which were awarded to these executive officers:

Name	Position	Stock Options
Robert V. Vitale	President and Chief Executive Officer	192,000
Jeff A. Zadoks	SVP and Chief Financial Officer	24,000
James E. Dwyer, Jr.	EVP; President and CEO, Michael Foods	43,000
Richard R. Koulouris	EVP; President and CEO, Private Brands	10,000
Diedre J. Gray	SVP, General Counsel and Chief Administrative Officer	21,000

Also on November 14, 2016, the Committee approved awards of restricted stock units (“RSUs”) to certain executive officers under the Plan. The RSUs vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreements. The RSUs awarded to Mr. Vitale are settled in common stock of the Company upon vesting. The RSUs awarded to the other executive officers are settled in either common stock of the Company or cash at the Company's discretion upon vesting. The following table sets forth the RSUs which were awarded to these executive officers:

Name	Position	RSUs
Robert V. Vitale	President and Chief Executive Officer	20,000
Jeff A. Zadoks	SVP and Chief Financial Officer	6,500
James E. Dwyer, Jr.	EVP; President and CEO, Michael Foods	8,000
Richard R. Koulouris	EVP; President and CEO, Private Brands	6,000
Diedre J. Gray	SVP, General Counsel and Chief Administrative Officer	6,500

(e)    Approval of New Form of Award Agreements

Effective November 14, 2016, the Committee approved new forms of award agreements which will be used for grants of stock options, stock-settled and cash-settled restricted stock awards under the Plan, including the awards above. The new form of non-qualified stock option agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The new form of stock-settled restricted stock unit agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The new form of cash-settled restricted stock unit agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The new form of stock- or cash-settled restricted stock unit agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2016	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: SVP, General Counsel and Chief Administrative Officer, Secretary

EXHIBIT INDEX

Number	Description
10.1	Form of Non-Qualified Stock Option Agreement
10.2	Form of Stock-Settled Restricted Stock Unit Agreement
10.3	Form of Cash-Settled Restricted Stock Unit Agreement
10.4	Form of Stock- or Cash-Settled Restricted Stock Unit Agreement

4